SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015

BENEFICIAL BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36806	47-1569198
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1818 Market Street, Philadelphia, Pennsylvania 19103

(Address of principal executive offices) (Zip Code)

(215) 864-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17   CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Beneficial Bancorp, Inc. (the “Company”) was held on May 21, 2015.  The final results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.                                      The following individual was elected as director of the Company, to serve for a three-year term or until her successor is elected and qualified, by the following vote:

	FOR	WITHHELD	BROKER NON-VOTES
Elizabeth H. Gemmill	55,816,322	1,436,876	16,427,705

2.                                      The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified by the stockholders by the following vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
72,528,961	944,261	207,681	—

3.                                      An advisory vote taken on the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the annual meeting of stockholders, was approved by the following vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
53,825,836	2,910,434	516,928	16,427,705

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BENEFICIAL BANCORP, INC.

Date: May 22, 2015	By:	/s/ Thomas D. Cestare
Thomas D. Cestare Executive Vice President and Chief Financial Officer